                                                                   EXHIBIT (99)
BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                             Three Months Ended June 30, 2000
                                         ------------------------------------------------------------------------------------

                                                       Investment     Corporate
(In millions)                                             Banking       Banking  International          Other           Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                     $    54           273             37             --             364
  Provision for loan losses                                    12           113              5             --             130
  Fee and other income                                        397            67             56            (32)            488
  Noninterest expense                                         304           105             38             --             447
  Income tax expense                                           43            46             19            (32)             76
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                              $    92            76             31             --             199
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                    19.91 %        8.72          21.14             --           13.45
  Average loans, net                                      $ 6,796        33,522          5,143             --          45,461
  Average deposits                                          6,215         5,077          5,577             --          16,869
  Average attributed stockholders'
    equity (b)                                            $ 1,857         3,493            591             --           5,941
=============================================================================================================================

                                              Retail
                                         Brokerage &       Wealth
                                           Insurance      & Trust        Mutual            CAP
(In millions)                               Services     Services         Funds        Account          Other           Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data                       $
  Net interest income                          41              59             2             58             --             160
  Provision for loan losses                    --              --            --             --             --              --
  Fee and other income                        448             177           130             41            (23)            773
  Noninterest expense                         404             141            64             37             --             646
  Income tax expense                           33              36            26             24             (9)            110
-----------------------------------------------------------------------------------------------------------------------------
  Net income                               $   52              59            42             38            (14)            177
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    37.80 %         50.53         71.60          85.00             --           52.19
  Average loans, net                       $   --           4,429            --             --             --           4,429
  Average deposits                             --           5,863            --         13,868             --          19,731
  Average attributed stockholders'
    equity (b)                             $  565             465           183            180            (30)          1,363
=============================================================================================================================

                                                                           Home
                                                                       Equity &
                                                            First           The                        Retail
                                                            Union         Money         Credit         Branch
(In millions)                                            Mortgage         Store          Cards       Products           Total
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                     $    12           135             49            638             834
  Provision for loan losses                                    --            29             23             27              79
  Fee and other income                                         47            16             67            218             348
  Noninterest expense                                          56           173             63            600             892
  Income tax expense                                            1           (20)            11             87              79
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                              $     2           (31)            19            142             132
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                     9.22 %      (10.54)         15.35          29.71           14.04
  Average loans, net                                      $   433        14,928          1,786         11,046          28,193
  Average deposits                                            944           212             12         68,165          69,333
  Average attributed stockholders'
    equity (b)                                            $    68         1,225            480          1,904           3,677
=============================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Three Months Ended June 30, 2000
                                         ------------------------------------------------------------------------------------------

                                                                  Small                          Real    Cash Mgt. &
                                                               Business                        Estate        Deposit
(In millions)                                                   Banking        Lending        Banking       Services          Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                           $    19             66             43            206            334
  Provision for loan losses                                           1              3              5             --              9
  Fee and other income                                               --             --             --            140            140
  Noninterest expense                                                12             49             17            192            270
  Income tax expense                                                  2              4              8             59             73
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                    $     4             10             13             95            122
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                           9.52 %         4.97          13.66          57.80          24.42
  Average loans, net                                            $ 2,829         14,440          9,277             --         26,546
  Average deposits                                                   --             --             --         21,900         21,900
  Average attributed stockholders'
    equity (b)                                                  $   160            802            385            663          2,010
===================================================================================================================================
                                                 Capital        Capital                                    Treasury/
(In millions)                                    Markets           Mgt.        Consumer    Commercial        Nonbank          Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (c)
Income statement data
  Net interest income                            $   364            160            834            334            213          1,905
  Provision for loan losses                          130             --             79              9             10            228
  Fee and other income                               488            773            348            140             (3)         1,746
  Noninterest expense                                447            646            892            270            111          2,366
  Income tax expense                                  76            110             79             73             --            343
-----------------------------------------------------------------------------------------------------------------------------------
  Operating earnings                                 199            177            132            122             89            714
-----------------------------------------------------------------------------------------------------------------------------------
  Adjustments from operating
    earnings to net income (loss)
      Restructuring and other charges
        Provision for loan losses                     --             --             --             --           (265)          (265)
        Fee and other income                        (149)            --         (1,008)            --           (192)        (1,349)
        Noninterest expense                           --             --            (27)            --         (2,110)        (2,137)
        Income tax benefit                            55             --            383             --            400            838
-----------------------------------------------------------------------------------------------------------------------------------
  After-tax restructuring and
    other charges                                    (94)            --           (652)            --         (2,167)        (2,913)
-----------------------------------------------------------------------------------------------------------------------------------
  Net income (loss)                              $   105            177           (520)           122         (2,078)        (2,199)
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                           13.45 %        52.19          14.04          24.42           9.88          17.74
  Average loans, net                             $45,461          4,429         28,193         26,546         27,985        132,614
  Average deposits                                16,869         19,731         69,333         21,900         13,371        141,204
  Average attributed stockholders'
    equity (b)                                   $ 5,941          1,363          3,677          2,010          3,623         16,614
===================================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                            Three Months Ended March 31, 2000
                                         ------------------------------------------------------------------------------------

                                                      Investment      Corporate
(In millions)                                            Banking        Banking    International        Other           Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                    $    85            292               31           --             408
  Provision for loan losses                                   34             53               --           --              87
  Fee and other income                                       425             53               53          (31)            500
  Noninterest expense                                        257            101               32           --             390
  Income tax expense                                          77             72               20          (31)            138
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $   142            119               32           --             293
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   31.80 %        13.79            21.08           --           20.09
  Average loans, net                                     $ 6,912         31,453            4,887           --          43,252
  Average deposits                                         7,470          5,478            5,200           --          18,148
  Average attributed stockholders'
    equity (b)                                           $ 1,795          3,436              612           --           5,843
=============================================================================================================================
                                           Retail
                                      Brokerage &         Wealth
                                        Insurance        & Trust         Mutual              CAP
(In millions)                            Services       Services          Funds          Account        Other           Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data                      $
  Net interest income                          44             56              2               59           --             161
  Provision for loan losses                    --             --             --               --           --              --
  Fee and other income                        546            183            130               38          (25)            872
  Noninterest expense                         483            143             67               38           --             731
  Income tax expense                           41             37             25               23           (9)            117
-----------------------------------------------------------------------------------------------------------------------------
  Net income                              $    66             59             40               36          (16)            185
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    38.80 %        51.78          64.69            72.49           --           49.98
  Average loans, net                      $    --          4,145             --                1           --           4,146
  Average deposits                             --          5,941             --           14,407           --          20,348
  Average attributed stockholders'
    equity (b)                            $   683            462            184              203          (32)          1,500
=============================================================================================================================

                                                                           Home
                                                                       Equity &
                                                           First            The                        Retail
                                                           Union          Money           Credit       Branch
(In millions)                                           Mortgage          Store            Cards     Products           Total
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                    $    10            134               57          632             833
  Provision for loan losses                                   --             23               28           22              73
  Fee and other income                                        46             15               59          209             329
  Noninterest expense                                         56            156               61          600             873
  Income tax expense                                          --            (12)              10           84              82
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $    --            (18)              17          135             134
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                    0.44 %        (5.95)           13.24        28.90           14.44
  Average loans, net                                     $   436         13,718            1,769       10,631          26,554
  Average deposits                                           764            212               15       67,276          68,267
  Average attributed stockholders'
    equity (b)                                           $    63          1,265              495        1,886           3,709
=============================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                            Three Months Ended March 31, 2000
                                         ------------------------------------------------------------------------------------

                                                           Small                          Real    Cash Mgt. &
                                                        Business                        Estate        Deposit
(In millions)                                            Banking        Lending        Banking       Services           Total
-----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                    $    20             71             45            202             338
  Provision for loan losses                                    1              7              5             --              13
  Fee and other income                                        --             --             --            144             144
  Noninterest expense                                         11             46             15            195             267
  Income tax expense                                           3              6              9             58              76
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                             $     5             12             16             93             126
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   11.40 %         5.99          15.82          56.86           24.91
  Average loans, net                                     $ 2,784         14,644          9,003             --          26,431
  Average deposits                                            --             --             --         21,533          21,533
  Average attributed stockholders'
    equity (b)                                           $   159            816            389            661           2,025
=============================================================================================================================

                                          Capital        Capital                                    Treasury/
(In millions)                             Markets           Mgt.       Consumer     Commercial        Nonbank           Total
-----------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED (C)
Income statement data
  Net interest income                     $   408            161            833            338            226           1,966
  Provision for loan losses                    87             --             73             13             19             192
  Fee and other income                        500            872            329            144             (3)          1,842
  Noninterest expense                         390            731            873            267            121           2,382
  Income tax expense                          138            117             82             76            (19)            394
-----------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     293            185            134            126            102             840
  After-tax merger-related and
    restructuring charges                      --             --             --             --             (2)             (2)
-----------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                 $   293            185            134            126            100             838
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    20.09 %        49.98          14.44          24.91          11.47           20.31
  Average loans, net                      $43,252          4,146         26,554         26,431         31,098         131,481
  Average deposits                         18,148         20,348         68,267         21,533         12,125         140,421
  Average attributed stockholders'
    equity (b)                            $ 5,843          1,500          3,709          2,025          3,506          16,583
=============================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS(a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                               Three Months Ended December 31, 1999
                                          -----------------------------------------------------------------------------------------

                                                                 Investment       Corporate
(In millions)                                                       Banking         Banking   International        Other      Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                             $      54             301              34           --        389
  Provision for loan losses                                               5              64              --           --         69
  Fee and other income                                                  447              51              52          (72)       478
  Noninterest expense                                                   245             104              53           --        402
  Income tax expense                                                     89              70              13          (72)       100
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                      $     162             114              20           --        296
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                              38.41 %         12.99           12.25           --      20.22
  Average loans, net                                              $   6,720          31,579           4,904           --     43,203
  Average deposits                                                    4,766           5,593           5,214           --     15,573
  Average attributed stockholders'
    equity (b)                                                    $   1,675           3,484             667           --      5,826
===================================================================================================================================
                                                     Retail
                                                Brokerage &          Wealth
                                                  Insurance         & Trust          Mutual             CAP
(In millions)                                      Services        Services           Funds         Account        Other      Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                               $    38              56              (2)             62           --        154
  Provision for loan losses                              --              --              --              --           --         --
  Fee and other income                                  452             188             125              34          (26)       773
  Noninterest expense                                   401             135              50              35           --        621
  Income tax expense                                     34              41              28              23          (10)       116
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                        $    55              68              45              38          (16)       190
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                              35.75 %         58.75           86.87           73.96           --      53.60
  Average loans, net                                $     1           3,913              --              --           --      3,914
  Average deposits                                       --           5,862              --          14,245           --     20,107
  Average attributed stockholders'
    equity (b)                                      $   612             452             169             200          (33)     1,400
===================================================================================================================================
                                                                                       Home
                                                                                   Equity &
                                                                      First             The                       Retail
                                                                      Union           Money          Credit       Branch
(In millions)                                                      Mortgage           Store           Cards     Products      Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                             $      13             136              45          626        820
  Provision for loan losses                                              --              21              35           17         73
  Fee and other income                                                   44              30              83          213        370
  Noninterest expense                                                    55             196              59          620        930
  Income tax expense                                                      1             (19)             13           77         72
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                      $       1             (32)             21          125        115
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                               8.95 %         (9.70)          17.02        26.30      12.48
  Average loans, net                                              $     440          12,685           1,689       10,410     25,224
  Average deposits                                                      900             243              15       66,856     68,014
  Average attributed stockholders'
    equity (b)                                                    $      57           1,262             482        1,882      3,683
===================================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                               Three Months Ended December 31, 1999
                                           ----------------------------------------------------------------------------------------

                                                                 Small                          Real       Cash Mgt. &
                                                              Business                        Estate           Deposit
(In millions)                                                  Banking        Lending        Banking          Services       Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                          $    20             58             42               226         346
  Provision for loan losses                                          1             12              5                --          18
  Fee and other income                                              --             --             --               140         140
  Noninterest expense                                               12             53             17               190         272
  Income tax expense                                                 2             (7)             8                67          70
----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                   $     5             --             12               109         126
----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                          9.95 %        (0.18)         12.77             62.52       23.51
  Average loans, net                                           $ 2,742         14,603          8,741                --      26,086
  Average deposits                                                  --             --             --            22,439      22,439
  Average attributed stockholders'
    equity (b)                                                 $   157            865            386               686       2,094
===================================================================================================================================

                                               Capital         Capital                                       Treasury/
(In millions)                                  Markets            Mgt.       Consumer     Commercial           Nonbank       Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                        $     389             154            820            346               236       1,945
  Provision for loan losses                         69              --             73             18                13         173
  Fee and other income                             478             773            370            140                76       1,837
  Noninterest expense                              402             621            930            272               135       2,360
  Income tax expense                               100             116             72             70                49         407
----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                          296             190            115            126               115         842
  After-tax merger-related and
    restructuring charges                           --              --             --             --                 4           4
----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                    $     296             190            115            126               119         846
----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                         20.22 %         53.60          12.48          23.51             12.82       19.78
  Average loans, net                         $  43,203           3,914         25,224         26,086            32,792     131,219
  Average deposits                              15,573          20,107         68,014         22,439            10,847     136,980
  Average attributed stockholders'
    equity (b)                               $   5,826           1,400          3,683          2,094             3,683      16,686
===================================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                             Three Months Ended September 30, 1999
                                           ----------------------------------------------------------------------------------------

                                                                 Investment      Corporate
(In millions)                                                       Banking        Banking     International       Other     Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                              $     59            288            26            --         373
  Provision for loan losses                                              20             47            --            --          67
  Fee and other income                                                  330             33            54           (22)        395
  Noninterest expense                                                   217             90            40            --         347
  Income tax expense                                                     52             69            15           (22)        114
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                       $    100            115            25            --         240
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                              27.60 %        13.52         14.80            --       17.42
  Average loans, net                                               $  7,049         30,795         4,837            --      42,681
  Average deposits                                                    4,550          5,297         4,838            --      14,685
  Average attributed stockholders'
    equity (b)                                                     $  1,454          3,366           640            --       5,460
===================================================================================================================================

                                                     Retail
                                                Brokerage &          Wealth
                                                  Insurance         & Trust         Mutual           CAP
(In millions)                                      Services        Services          Funds       Account         Other       Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                              $     20              54             --            53            --         127
  Provision for loan losses                              --              --             --            --            --          --
  Fee and other income                                  229             171            117            30           (25)        522
  Noninterest expense                                   198             120             53            32            --         403
  Income tax expense                                     20              41             25            20           (10)         96
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                       $     31              64             39            31           (15)        150
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                              38.87 %         61.11          74.66         74.77            --       58.12
  Average loans, net                               $     --           3,784             --            --            --       3,784
  Average deposits                                       --           5,699             --        14,302            --      20,001
  Average attributed stockholders'
    equity (b)                                     $    325             425            163           168           (31)      1,050
===================================================================================================================================
                                                                                      Home
                                                                                  Equity &
                                                                      First            The                      Retail
                                                                      Union          Money        Credit        Branch
(In millions)                                                      Mortgage          Store         Cards      Products       Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                              $     18            143            53           620         834
  Provision for loan losses                                               1             21            34            22          78
  Fee and other income                                                   42            (29)           99           212         324
  Noninterest expense                                                    55            149            52           557         813
  Income tax expense                                                      2            (22)           25            96         101
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                       $      2            (34)           41           157         166
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                              18.08 %        (9.79)        33.62         33.38       17.12
  Average loans, net                                               $    464         11,910         2,115        10,581      25,070
  Average deposits                                                    1,214            295             9        68,176      69,694
  Average attributed stockholders'
    equity (b)                                                     $     65          1,411           475         1,847       3,798
===================================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                            Three Months Ended September 30, 1999
                                       --------------------------------------------------------------------------------------------

                                                                  Small                         Real  Cash Mgt. &
                                                               Business                       Estate      Deposit
(In millions)                                                   Banking        Lending       Banking     Services           Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                          $     21             58            44          230             353
  Provision for loan losses                                          --              8             6           --              14
  Fee and other income                                               --             --            --          144             144
  Noninterest expense                                                10             47            14          179             250
  Income tax expense                                                  4             (4)            8           74              82
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                                   $      7              7            16          121             151
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                          14.85 %         2.66         14.77        71.79           26.89
  Average loans, net                                           $  2,776         15,142         8,629           --          26,547
  Average deposits                                                   --             --            --       22,337          22,337
  Average attributed stockholders'
    equity (b)                                                 $    161            951           391          662           2,165
===================================================================================================================================
                                                Capital         Capital                                 Treasury/
(In millions)                                   Markets            Mgt.       Consumer    Commercial      Nonbank           Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                         $     373             127            834           353          195           1,882
  Provision for loan losses                          67              --             78            14           16             175
  Fee and other income                              395             522            324           144           55           1,440
  Noninterest expense                               347             403            813           250          127           1,940
  Income tax expense                                114              96            101            82           12             405
-----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                           240             150            166           151           95             802
  After-tax merger-related and
    restructuring charges                            --              --             --            --           --              --
-----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                     $     240             150            166           151           95             802
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                          17.42 %         58.12          17.12         26.89        13.34           20.47
  Average loans, net                          $  42,681           3,784         25,070        26,547       29,252         127,334
  Average deposits                               14,685          20,001         69,694        22,337        6,707         133,424
  Average attributed stockholders'
    equity (b)                                $   5,460           1,050          3,798         2,165        2,826          15,299
===================================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Three Months Ended June 30, 1999
                                                       ----------------------------------------------------------------------------

                                                       Investment      Corporate
(In millions)                                             Banking        Banking      International          Other            Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                    $     75            290                 45             --              410
  Provision for loan losses                                    17             44                 --             --               61
  Fee and other income                                        286             41                 51            (27)             351
  Noninterest expense                                         200            100                 45             --              345
  Income tax expense                                           45             70                 19            (27)             107
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $     99            117                 32             --              248
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                    29.03 %        13.62              19.04             --            18.10
  Average loans, net                                     $  7,262         31,477              4,516             --           43,255
  Average deposits                                          4,872          5,323              5,413             --           15,608
  Average attributed stockholders'
    equity (b)                                           $  1,360          3,450                657             --            5,467
===================================================================================================================================

                                           Retail
                                      Brokerage &          Wealth
                                        Insurance         & Trust         Mutual                CAP
(In millions)                            Services        Services          Funds            Account          Other            Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                     $    20              54              1                 46             --              121
  Provision for loan losses                    --              (1)            --                 --             --               (1)
  Fee and other income                        234             169            111                 29            (22)             521
  Noninterest expense                         208             129             68                 31             --              436
  Income tax expense                           18              36             17                 17             (8)              80
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                              $    28              59             27                 27            (14)             127
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    34.06 %         56.29          41.62              72.23             --            49.56
  Average loans, net                      $    --           3,776             --                 --             --            3,776
  Average deposits                             --           5,743             --             14,096             --           19,839
  Average attributed stockholders'
    equity (b)                            $   333             419            159                149            (28)           1,032
===================================================================================================================================

                                                                            Home
                                                                        Equity &
                                                            First            The                            Retail
                                                            Union          Money             Credit         Branch
(In millions)                                            Mortgage          Store              Cards       Products            Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                    $     22            139                 62            608              831
  Provision for loan losses                                    --             17                 40             20               77
  Fee and other income                                        111            115                108            212              546
  Noninterest expense                                          66            154                 63            589              872
  Income tax expense                                           25             32                 26             81              164
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $     42             51                 41            130              264
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   132.56 %        14.66              35.73          29.12            28.01
  Average loans, net                                     $    476         11,881              2,564         16,570           31,491
  Average deposits                                          1,332             66                  9         70,364           71,771
  Average attributed stockholders'
    equity (b)                                           $    124          1,396                467          1,803            3,790
===================================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Three Months Ended June 30, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Small                              Real    Cash Mgt. &
                                                         Business                            Estate        Deposit
(In millions)                                             Banking        Lending            Banking       Services            Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                    $     22             62                 44            210              338
  Provision for loan losses                                     1             14                  7             --               22
  Fee and other income                                         --             --                 --            138              138
  Noninterest expense                                          11             58                 17            184              270
  Income tax expense                                            4            (10)                 8             63               65
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $      6             --                 12            101              119
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                    16.22 %         0.06              12.27          64.51            23.26
  Average loans, net                                     $  2,735         14,344              8,529             --           25,608
  Average deposits                                             --             --                 --         22,445           22,445
  Average attributed stockholders'
    equity (b)                                           $    165            879                408            631            2,083
===================================================================================================================================


                                          Capital         Capital                                        Treasury/
(In millions)                             Markets            Mgt.       Consumer         Commercial        Nonbank            Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                     $   410             121            831                338            145            1,845
  Provision for loan losses                    61              (1)            77                 22             21              180
  Fee and other income                        351             521            546                138            150            1,706
  Noninterest expense                         345             436            872                270            130            2,053
  Income tax expense                          107              80            164                 65             29              445
-----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     248             127            264                119            115              873
  After-tax merger-related and
    restructuring charges                      --              --             --                 --             --               --
-----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                 $   248             127            264                119            115              873
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    18.10 %         49.56          28.01              23.26          13.86            21.94
  Average loans, net                      $43,255           3,776         31,491             25,608         27,022          131,152
  Average deposits                         15,608          19,839         71,771             22,445          4,129          133,792
  Average attributed stockholders'
    equity (b)                            $ 5,467           1,032          3,790              2,083          3,329           15,701
===================================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Three Months Ended March 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Investment      Corporate
(In millions)                                             Banking        Banking      International          Other            Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                    $     59            274                 46             --              379
  Provision for loan losses                                    21             34                 --             --               55
  Fee and other income                                        405             59                 48            (28)             484
  Noninterest expense                                         223            108                 46             --              377
  Income tax expense                                           76             72                 19            (28)             139
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $    144            119                 29             --              292
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                    41.87 %        14.12              20.06             --            21.87
  Average loans, net                                     $  6,963         31,870              4,930             --           43,763
  Average deposits                                          5,012          5,487              5,753             --           16,252
  Average attributed stockholders'
    equity (b)                                           $  1,387          3,434                616             --            5,437
===================================================================================================================================


                                           Retail
                                      Brokerage &          Wealth
                                        Insurance         & Trust         Mutual                CAP
(In millions)                            Services        Services          Funds            Account          Other            Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                     $    17              58              1                 45             --              121
  Provision for loan losses                    --               1             --                 --             --                1
  Fee and other income                        222             167            107                 26            (22)             500
  Noninterest expense                         199             137             59                 31             --              426
  Income tax expense                           15              33             18                 15             (8)              73
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                              $    25              54             31                 25            (14)             121
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    32.21 %         50.96          53.11              69.43             --            48.01
  Average loans, net                      $    --           3,742             --                 --             --            3,742
  Average deposits                             --           5,806             --             14,161             --           19,967
  Average attributed stockholders'
    equity (b)                            $   313             425            151                143            (28)           1,004
===================================================================================================================================


                                                                            Home
                                                                        Equity &
                                                            First            The                            Retail
                                                            Union          Money             Credit         Branch
(In millions)                                            Mortgage          Store              Cards       Products            Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                    $     23            116                 60            601              800
  Provision for loan losses                                    --             10                 46             23               79
  Fee and other income                                        113             86                 57            204              460
  Noninterest expense                                          78            161                 62            576              877
  Income tax expense                                           22             12                  4             79              117
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $     36             19                  5            127              187
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   120.20 %         5.80               5.33          27.80            20.15
  Average loans, net                                     $    492         11,325              2,593         16,182           30,592
  Average deposits                                          1,340              2                 10         71,907           73,259
  Average attributed stockholders'
    equity (b)                                           $    120          1,341                468          1,857            3,786
===================================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Three Months Ended March 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Small                              Real    Cash Mgt. &
                                                         Business                            Estate        Deposit
(In millions)                                             Banking        Lending            Banking       Services            Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                    $     20             60                 45            218              343
  Provision for loan losses                                     1              6                  6             --               13
  Fee and other income                                         --             --                 --            132              132
  Noninterest expense                                          10             51                 19            189              269
  Income tax expense                                            4             (5)                 8             62               69
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $      5              8                 12             99              124
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                    15.09 %         3.85              12.23          59.56            23.79
  Average loans, net                                     $  2,677         14,603              8,387             --           25,667
  Average deposits                                             --             --                 --         23,455           23,455
  Average attributed stockholders'
    equity (b)                                           $    162            908                413            679            2,162
===================================================================================================================================


                                          Capital         Capital                                        Treasury/
(In millions)                             Markets            Mgt.       Consumer         Commercial        Nonbank            Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                     $   379             121            800                343            137            1,780
  Provision for loan losses                    55               1             79                 13             16              164
  Fee and other income                        484             500            460                132            374            1,950
  Noninterest expense                         377             426            877                269            560            2,509
  Income tax expense                          139              73            117                 69            (47)             351
-----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     292             121            187                124            (18)             706
  After-tax merger-related and
    restructuring charges                      --              --             --                 --            259              259
-----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                 $   292             121            187                124            241              965
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    21.87 %         48.01          20.15              23.79          26.76            24.32
  Average loans, net                      $43,763           3,742         30,592             25,667         25,705          129,469
  Average deposits                         16,252          19,967         73,259             23,455          3,329          136,262
  Average attributed stockholders'
    equity (b)                            $ 5,437           1,004          3,786              2,162          3,652           16,041
===================================================================================================================================


                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------

                                                                                         Three Months Ended December 31, 1998
                                            ---------------------------------------------------------------------------------

                                                       Investment       Corporate
(In millions)                                             Banking         Banking     International       Other         Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                     $    80             259                52          --           391
  Provision for loan losses                                    (5)             34                10          --            39
  Fee and other income                                        261              66                48         (21)          354
  Noninterest expense                                         218             117                48          --           383
  Income tax expense                                           43              65                16         (21)          103
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                              $    85             109                26          --           220
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                    26.19 %         12.92             15.60          --         16.52
  Average loans, net                                      $ 6,871          31,052             5,190          --        43,113
  Average deposits                                          5,095           5,608             5,923          --        16,626
  Average attributed stockholders'
    equity (b)                                            $ 1,304           3,332               647          --         5,283
=============================================================================================================================

                                            Retail
                                       Brokerage &         Wealth
                                         Insurance        & Trust          Mutual              CAP
(In millions)                             Services       Services           Funds          Account         Other        Total
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                       $    8             54               1               43            --          106
  Provision for loan losses                     --              1              --               --            --            1
  Fee and other income                         200            163             109               23           (21)         474
  Noninterest expense                          185            128              54               30            --          397
  Income tax expense                             9             34              21               14            (8)          70
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                $   14             54              35               22           (13)         112
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     21.04 %        52.49           68.55            70.70            --        48.01
  Average loans, net                        $   --          3,829              --               --            --        3,829
  Average deposits                              --          5,377              --           13,123            --       18,500
  Average attributed stockholders'
    equity (b)                              $  271            415             153              126           (26)         939
=============================================================================================================================

                                                                             Home
                                                                         Equity &
                                                            First             The                          Retail
                                                            Union           Money           Credit         Branch
(In millions)                                            Mortgage           Store            Cards       Products       Total
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                     $    26             118               56            631         831
  Provision for loan losses                                    --               3               59             23          85
  Fee and other income                                        127              28               90            246         491
  Noninterest expense                                          81             180               68            608         937
  Income tax expense                                           28             (14)               7             94         115
-----------------------------------------------------------------------------------------------------------------------------
  Net income                                              $    44             (23)              12            152         185
-----------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   116.13 %         (7.17)           10.12          30.70       19.12
  Average loans, net                                      $   424           8,092            2,647         16,004      27,167
  Average deposits                                          1,407              65                9         73,332      74,813
  Average attributed stockholders'
    equity (b)                                            $   152           1,267              464          1,962       3,845
=============================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

--------------------------------------------------------------------------------------------------------------------------

                                                                                      Three Months Ended December 31, 1998
                                            ------------------------------------------------------------------------------

                                                           Small                         Real    Cash Mgt. &
                                                        Business                       Estate        Deposit
(In millions)                                            Banking        Lending       Banking       Services         Total
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                    $    22             69            48            217           356
  Provision for loan losses                                    1             13             6             --            20
  Fee and other income                                        --             --            --            127           127
  Noninterest expense                                         11             52            18            195           276
  Income tax expense                                           4             (4)            9             57            66
--------------------------------------------------------------------------------------------------------------------------
  Net income                                             $     6              8            15             92           121
--------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   14.10 %         3.86         12.69          55.27         21.98
  Average loans, net                                     $ 2,638         15,073         8,651             --        26,362
  Average deposits                                            --             --            --         24,540        24,540
  Average attributed stockholders'
    equity (b)                                           $   160            908           453            658         2,179
==========================================================================================================================


                                          Capital        Capital                                   Treasury/
(In millions)                             Markets           Mgt.       Consumer    Commercial        Nonbank         Total
--------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                     $   391           106             831           356            114         1,798
  Provision for loan losses                    39             1              85            20             22           167
  Fee and other income                        354           474             491           127            296         1,742
  Noninterest expense                         383           397             937           276            494         2,487
  Income tax expense                          103            70             115            66           (325)           29
--------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     220           112             185           121            219           857
  After-tax merger-related and
    restructuring charges                      --            --              --            --            136           136
--------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                 $   220           112             185           121            355           993
--------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    16.52 %       48.01           19.12         21.98          30.84         22.49
  Average loans, net                      $43,113         3,829          27,167        26,362         32,522       132,993
  Average deposits                         16,626        18,500          74,813        24,540          2,981       137,460
  Average attributed stockholders'
    equity (b)                            $ 5,283           939           3,845         2,179          4,567        16,813
==========================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

--------------------------------------------------------------------------------------------------------------------------

                                                                                     Three Months Ended September 30, 1998
                                            ------------------------------------------------------------------------------

                                                      Investment       Corporate
(In millions)                                            Banking         Banking    International       Other        Total
--------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                    $    46             263               52          --          361
  Provision for loan losses                                   (1)             67               --          --           66
  Fee and other income                                        39              81               60         (21)         159
  Noninterest expense                                        140              99               38          --          277
  Income tax expense                                         (33)             67               29         (21)          42
--------------------------------------------------------------------------------------------------------------------------
  Net income                                             $   (21)            111               45          --          135
--------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   (6.90)%         13.48            34.70          --        10.85
  Average loans, net                                     $ 5,736          30,363            4,910          --       41,009
  Average deposits                                         5,146           5,396            4,796          --       15,338
  Average attributed stockholders'
    equity (b)                                           $ 1,198           3,278              530          --        5,006
==========================================================================================================================

                                             Retail
                                        Brokerage &       Wealth
                                          Insurance      & Trust          Mutual              CAP
(In millions)                              Services     Services           Funds          Account       Other        Total
--------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                       $    8            54               1               38          --          101
  Provision for loan losses                     --             1              --               --          --            1
  Fee and other income                         195           155             105               19         (21)         453
  Noninterest expense                          179           112              50               27          --          368
  Income tax expense                             9            37              21               12          (8)          71
--------------------------------------------------------------------------------------------------------------------------
  Net income                                $   15            59              35               18         (13)         114
--------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                     22.30 %       59.26           71.79            71.62          --        51.27
  Average loans, net                        $   --         3,848              --               --          --        3,848
  Average deposits                              --         5,134              --           11,534          --       16,668
  Average attributed stockholders'
    equity (b)                              $  268           400             146              103         (27)         890
==========================================================================================================================

                                                                            Home
                                                                        Equity &
                                                           First             The                       Retail
                                                           Union           Money           Credit      Branch
(In millions)                                           Mortgage           Store            Cards    Products        Total
--------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                     $   24             110               94         659          887
  Provision for loan losses                                   --               3               42          35           80
  Fee and other income                                        69             179              160         209          617
  Noninterest expense                                         77             180               70         529          856
  Income tax expense                                           6              41               54         116          217
--------------------------------------------------------------------------------------------------------------------------
  Net income                                              $   10              65               88         188          351
--------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   34.05 %         18.83            74.06       37.64        35.28
  Average loans, net                                      $  418           7,887            3,638      15,976       27,919
  Average deposits                                         1,413             159               11      75,948       77,531
  Average attributed stockholders'
    equity (b)                                            $  112           1,386              471       1,975        3,944
==========================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

--------------------------------------------------------------------------------------------------------------------------

                                                                                     Three Months Ended September 30, 1998
                                       -----------------------------------------------------------------------------------

                                                           Small                         Real     Cash Mgt. &
                                                        Business                       Estate         Deposit
(In millions)                                            Banking        Lending       Banking        Services        Total
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                     $   21             81            52             206          360
  Provision for loan losses                                    1             12             6              --           19
  Fee and other income                                        --             --            --             127          127
  Noninterest expense                                          9             45            13             171          238
  Income tax expense                                           5              4            13              62           84
--------------------------------------------------------------------------------------------------------------------------
  Net income                                              $    6             20            20             100          146
--------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   19.13 %         9.02         16.72           62.56        27.46
  Average loans, net                                      $2,626         15,524         9,048              --       27,198
  Average deposits                                            --             --            --          23,619       23,619
  Average attributed stockholders'
    equity (b)                                            $  152            850           490             632        2,124
==========================================================================================================================

                                          Capital        Capital                                    Treasury/
(In millions)                             Markets           Mgt.       Consumer    Commercial         Nonbank        Total
--------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                     $   361            101            887           360             134        1,843
  Provision for loan losses                    66              1             80            19              73          239
  Fee and other income                        159            453            617           127             457        1,813
  Noninterest expense                         277            368            856           238             183        1,922
  Income tax expense                           42             71            217            84              86          500
--------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     135            114            351           146             249          995
  After-tax merger-related and
    restructuring charges                      --             --             --            --              16           16
--------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                 $   135            114            351           146             265        1,011
--------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    10.85 %        51.27          35.28         27.46           23.47        23.42
  Average loans, net                      $41,009          3,848         27,919        27,198          33,712      133,686
  Average deposits                         15,338         16,668         77,531        23,619           3,058      136,214
  Average attributed stockholders'
    equity (b)                            $ 5,006            890          3,944         2,124           4,480       16,444
==========================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Three Months Ended June 30, 1998
                            -------------------------------------------------------------------------------------------------------

                                                      Investment       Corporate
(In millions)                                            Banking         Banking      International          Other            Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                    $    39             270                 38             --              347
  Provision for loan losses                                    6              26                  1             --               33
  Fee and other income                                       298              56                 47            (21)             380
  Noninterest expense                                        194             108                 51             --              353
  Income tax expense                                          47              72                 12            (21)             110
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $    90             120                 21             --              231
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   33.20 %         15.46              14.92             --            19.50
  Average loans, net                                     $ 5,246          29,512              5,088             --           39,846
  Average deposits                                         4,021           5,204              4,484             --           13,709
  Average attributed stockholders'
    equity (b)                                           $ 1,087           3,089                530             --            4,706
===================================================================================================================================

                                           Retail
                                      Brokerage &         Wealth
                                        Insurance        & Trust          Mutual                CAP
(In millions)                            Services       Services           Funds            Account          Other            Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MANAGEMENT
Income statement data
  Net interest income                     $    10             53               1                 39             --              103
  Provision for loan losses                    --              2              --                 --             --                2
  Fee and other income                        194            157             102                 18            (23)             448
  Noninterest expense                         170            130              56                 26             --              382
  Income tax expense                           13             30              18                 12             (9)              64
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                              $    21             48              29                 19            (14)             103
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    31.66 %        49.05           52.44              72.11             --            46.99
  Average loans, net                      $     1          3,612              --                 --             --            3,613
  Average deposits                             --          4,787              --             11,150             --           15,937
  Average attributed stockholders'
    equity (b)                            $   267            396             145                105            (29)             884
===================================================================================================================================

                                                                            Home
                                                                        Equity &
                                                           First             The                            Retail
                                                           Union           Money             Credit         Branch
(In millions)                                           Mortgage           Store              Cards       Products            Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                    $    23              41                 82            673              819
  Provision for loan losses                                   --               3                 57             19               79
  Fee and other income                                       100              11                 74            222              407
  Noninterest expense                                         79              26                 62            566              733
  Income tax expense                                          17               9                 15            119              160
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $    27              14                 22            191              254
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   90.70 %         21.52              20.18          37.45            35.43
  Average loans, net                                     $   531           6,062              3,635         16,217           26,445
  Average deposits                                         1,428             105                 13         77,895           79,441
  Average attributed stockholders'
    equity (b)                                           $   120             265                465          2,050            2,900
===================================================================================================================================

                                                                    (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Three Months Ended June 30, 1998
                            -------------------------------------------------------------------------------------------------------

                                                           Small                               Real    Cash Mgt. &
                                                         Business                            Estate        Deposit
(In millions)                                            Banking         Lending            Banking       Services            Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                    $    21              77                 49            195              342
  Provision for loan losses                                    1               9                  5             --               15
  Fee and other income                                        --              --                 --            132              132
  Noninterest expense                                         10              51                 14            191              266
  Income tax expense                                           4               4                 11             52               71
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $     6              13                 19             84              122
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   16.95 %          6.70              15.72          56.52            24.45
  Average loans, net                                     $ 2,569          15,476              8,850             --           26,895
  Average deposits                                            --              --                 --         21,941           21,941
  Average attributed stockholders'
    equity (b)                                           $   150             784                470            597            2,001
===================================================================================================================================

                                          Capital        Capital                                         Treasury/
(In millions)                             Markets           Mgt.        Consumer         Commercial        Nonbank            Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                     $   347            103             819                342            194            1,805
  Provision for loan losses                    33              2              79                 15             21              150
  Fee and other income                        380            448             407                132            164            1,531
  Noninterest expense                         353            382             733                266          1,075            2,809
  Income tax expense                          110             64             160                 71           (277)             128
-----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     231            103             254                122           (461)             249
  After-tax merger-related and
    restructuring charges                      --             --              --                 --            634              634
-----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                 $   231            103             254                122            173              883
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    19.50 %        46.99           35.43              24.45          16.79            23.89
  Average loans, net                      $39,846          3,613          26,445             26,895         34,237          131,036
  Average deposits                         13,709         15,937          79,441             21,941          6,013          137,041
  Average attributed stockholders'
    equity (b)                            $ 4,706            884           2,900              2,001          4,134           14,625
===================================================================================================================================

                                                                     (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Three Months Ended March 31, 1998
                            -------------------------------------------------------------------------------------------------------

                                                      Investment       Corporate
(In millions)                                            Banking         Banking      International          Other            Total
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS
Income statement data
  Net interest income                                    $    47             269                 26             --              342
  Provision for loan losses                                    1              16                  1             --               18
  Fee and other income                                       176              42                 60            (20)             258
  Noninterest expense                                        142             117                 42             --              301
  Income tax expense                                          24              67                 16            (20)              87
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $    56             111                 27             --              194
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   18.21 %         14.25              24.30             --            16.19
  Average loans, net                                     $ 4,561          29,716              4,168             --           38,445
  Average deposits                                         3,163           4,800              3,560             --           11,523
  Average attributed stockholders'
    equity (b)                                           $ 1,239           3,150                443             --            4,832
===================================================================================================================================

                                           Retail
                                      Brokerage &         Wealth
                                        Insurance        & Trust          Mutual                CAP
(In millions)                            Services       Services           Funds            Account          Other            Total
-----------------------------------------------------------------------------------------------------------------------------------
Income statement data
  Net interest income                     $    12             51              --                 35             --               98
  Provision for loan losses                    --              1              --                 --             --                1
  Fee and other income                        188            150              96                 17            (20)             431
  Noninterest expense                         169            131              54                 25             --              379
  Income tax expense                           12             27              16                 10             (8)              57
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                              $    19             42              26                 17            (12)              92
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    29.59 %        44.75           48.25              70.92             --            43.48
  Average loans, net                      $    --          3,502              --                 --             --            3,502
  Average deposits                             --          4,872              --             10,879             --           15,751
  Average attributed stockholders'
    equity (b)                            $   264            390             135                 97            (26)             860
===================================================================================================================================

                                                           First                                            Retail
                                                           Union            Home             Credit         Branch
(In millions)                                           Mortgage          Equity              Cards       Products            Total
----------------------------------------------------------------------------------------------------------------------------------
CONSUMER
Income statement data
  Net interest income                                    $    19              39                 94            641              793
  Provision for loan losses                                    1               2                 53             26               82
  Fee and other income                                        51              10                 69            242              372
  Noninterest expense                                         72              28                 62            555              717
  Income tax expense                                          (1)              7                 19            116              141
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $    (2)             12                 29            186              225
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   (6.27)%         23.03              26.45          36.73            32.42
  Average loans, net                                     $   531           5,057              3,883         16,868           26,339
  Average deposits                                         1,109              --                 15         77,755           78,879
  Average attributed stockholders'
    equity (b)                                           $   108             210                464          2,067            2,849
===================================================================================================================================

                                                                    (Continued)

BUSINESS SEGMENTS (a)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Three Months Ended March 31, 1998
                            -------------------------------------------------------------------------------------------------------

                                                           Small                               Real    Cash Mgt. &
                                                        Business                             Estate        Deposit
(In millions)                                            Banking         Lending            Banking       Services            Total
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL
Income statement data
  Net interest income                                    $    20              66                 53            196              335
  Provision for loan losses                                    1               7                  2             --               10
  Fee and other income                                        --              --                 --            145              145
  Noninterest expense                                         10              53                 15            190              268
  Income tax expense                                           4               1                 14             58               77
-----------------------------------------------------------------------------------------------------------------------------------
  Net income                                             $     5               5                 22             93              125
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                                   17.54 %          3.57              17.39          61.01            26.30
  Average loans, net                                     $ 2,532          13,310              9,530             --           25,372
  Average deposits                                            --              --                 --         22,123           22,123
  Average attributed stockholders'
    equity (b)                                           $   147             689                514            620            1,970
===================================================================================================================================


                                          Capital        Capital                                         Treasury/
(In millions)                             Markets          Mgt.         Consumer         Commercial        Nonbank            Total
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED
Income statement data
  Net interest income                     $   342             98             793                335            263            1,831
  Provision for loan losses                    18              1              82                 10             24              135
  Fee and other income                        258            431             372                145            143            1,349
  Noninterest expense                         301            379             717                268            173            1,838
  Income tax expense                           87             57             141                 77             55              417
-----------------------------------------------------------------------------------------------------------------------------------
  Net income after
    merger-related and
    restructuring charges                     194             92             225                125            154              790
  After-tax merger-related and
    restructuring charges                      --             --              --                 --             19               19
-----------------------------------------------------------------------------------------------------------------------------------
  Net income before
    merger-related and
    restructuring charges                 $   194             92             225                125            173              809
-----------------------------------------------------------------------------------------------------------------------------------
Performance and other data
  Return on average attributed
    stockholders' equity                    16.19 %        43.48           32.42              26.30          13.75            21.01
  Average loans, net                      $38,445          3,502          26,339             25,372         36,821          130,479
  Average deposits                         11,523         15,751          78,879             22,123          6,298          134,574
  Average attributed stockholders'
    equity (b)                            $ 4,832            860           2,849              1,970          5,101           15,612
===================================================================================================================================

(a) Business Segment information reflects the April 1998 pooling of interests merger with CoreStates. The information also reflects the 1998 divestiture of $3.4 billion of deposits, $2.2 billion of which related to the CoreStates merger. Information related to the purchase accounting acquisitions of The Money Store and EVEREN on June 30, 1998, and October 1, 1999, respectively, is included from the date the acquisitions occurred. See the "Business Segments" discussion in Management's Analysis of Operations for further information about the methodology and assumptions used in presenting this information.
(b) Average attributed stockholders' equity excludes merger-related, restructuring and other charges. The return on average attributed stockholders' equity for the Capital Management Mutual Funds unit is net of the amount included in Other.